UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 13, 2014

TubeMogul, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36543	51-0633881
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1250 53rd Street, Suite 1

Emeryville, California 94608

(Address of principal executive offices, including zip code)

(510) 653-0126

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On November 13, 2014, TubeMogul, Inc. (“TubeMogul”) issued a press release announcing its financial results for the quarter ended September 30, 2014.   A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  On November 12, 2014, TubeMogul’s Board of Directors (“Board”) approved grants of stock options to certain of its executive officers, including its principal executive officer, principal financial officer and the other named executive officers listed below, under the terms of the Company’s 2014 Equity Incentive Plan (“2014 Plan”), as follows:

Name	Number of Stock Options
Brett Wilson	308,028
John Hughes	61,412
Chip Scovic	30,282
Paul Joachim	49,965

Each of the option grants has an exercise price per share equal to the closing price per share of TubeMogul’s common stock on The NASDAQ Global Select Market on November 12, 2014 (“Exercise Price”). The shares subject to the options vest monthly over four years  at  a rate of 1/48th  per month, subject to continued service with TubeMogul through each vesting date.  The options are subject to accelerated vesting upon a qualifying termination of the executive’s employment with TubeMogul following a change of control.

The Board also approved a grant of  385,035 stock options to Mr. Wilson at the Exercise Price under the 2014 Plan, subject to TubeMogul’s achievement of  certain performance conditions.   The performance conditions provide that upon TubeMogul’s achievement of  pre-established valuations, 154,014 and 231,021 shares respectively will vest monthly over two years at a rate of 1/24th per month, subject to Mr. Wilson’s continued service with TubeMogul through each vesting date.  Valuation shall be deemed achieved only if such valuation is maintained for 90 consecutive trading days and shall be calculated as the closing price as reported by NASDAQ multiplied by the total number of outstanding shares as of each date.  These options are also subject to accelerated vesting as described above.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press release issued by TubeMogul, Inc. dated November 13, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUBEMOGUL, INC.
By:	/s/ Paul Joachim
Paul Joachim
Chief Financial Officer

Date: November 13, 2014

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by TubeMogul, Inc. dated November 13, 2014.